Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "FERRELLGAS PARTNERS , L .P . " AS RECEIVED AND FILED IN THI S OFFICE.
THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED :
CERTIFICATE OF LIMITED PARTNERSHIP, FILED THE NINETEENTH DAY OF APRIL, A.D. 1994, AT 4 O'CLOCK P .M .
CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "FERRELLGAS, L.P." TO "FERRELLGAS PARTNERS, L .P.", FILED THE TWENTY -FIRST DAY OF APRI L , A .D . 1994, AT 11: 30 O' CLOCK A .M .
AND I DO HEREBY FURTHER CERTI FY THAT THE AFORESAI D CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE
AFORESAID LIM I TED PARTNERSHIP, "FERRELLGAS PARTNERS, L .P. " .

2395994    8100H

Jeffrey W. Bullock, Secretary of State
C TION : 2415077

150800331
You may veri f y thi s certi ficate onl ine at corp . delaware . gov/ authver . shtml

DATE : 05-28 -15

CERTIFICATE OF LIMITED PARTNERSHIP
OF
FERRELLGAS, L,P,

The undersigned represent that they have formed a limited partnership pursuant to 6 Del. C Sections 17-101 et seq. (‘the Act”) and that the undersigned have executed this Certificate in compliance with the requirements of the Act. The undersigned further state:

1. The name of the limited partnership is Ferrellgas, L.P. (the "Partnership").

2. The address of the registered office of the Partnership in the State of Delaware and the name and address of the registered agent of the Partnership required to be maintained by Section 17-104 of the Act at such address are as follows:
Name and Address
Registered Agent
The Corporation Trust Company Corporation Trust Center
1209 Orange Street
Wilmington, New Castle County, Delaware 19801

Address of Registered Office
Corporation Trust Center 1209 Orange Street Wilmington, New Castle County, Delaware 19801

3,    The name and business address of the General Partner is as follows:

General Partner            Address
Ferrellgas, Inc.                One Liberty Plaza
Liberty, Missouri 64068

    WHEREFORE, the undersigned have executed this Certificate as of the
18th day of April, 1994.

CONSENT TO USE OF NAME

Ferrellgas, Inc., a corporation organized under the laws of the State of Delaware, hereby consents to the organization of Ferrellgas, L.P. in the State of Delaware.

IN WITNESS WHEREOF, the said Ferrellgas, Inc. has caused this consent to be executed by its Chief Financial Officer and attested by its assistant secretary, this 19th day of April, 1994.

FERRELLGAS, INC.

By: /s/ Danley K. Sheldon
Danley K. Sheldon
Chief Financial Office

Attest:
/s/ Rhonda Smiley
Rhonda Smiley
Assistant Secretary

CERTIFICATE OF LIMITED PARTNERSHIP
OF
FERRELLGAS, L.P.

The undersigned represent that they have formed a limited partnership pursuant to 6 Del. C Sections 17-101 et seq. (‘the Act”) and that the undersigned have executed this Certificate in compliance with the requirements of the Act. The undersigned further state:

1. The name of the limited partnership is Ferrellgas, L.P. (the "Partnership").

2.
The address of the registered office of the Partnership in the State of Delaware and the name and address of the registered agent of the Partnership required to be maintained by Section 17-104 of the Act at such address are as follows:

Name and Address of

Registered Agent
The Corporation Trust Company Corporation Trust Center
1209 Orange Street
Wilmington, New Castle County, Delaware 19801

Address of Registered Officer
Corporation Trust Center 1209 Orange Street Wilmington, New Castle County, Delaware 19801

3,    The name and business address of the General Partner is as follows:

General Partner            Address
Ferrellgas, Inc.                One Liberty Plaza
Liberty, Missouri 64068

WHEREFORE, the undersigned have executed the Certificate as of the
18th day of April, 1994.

GENERAL PARTNER:
Ferrellgas, Inc.
By: /s/ Danley K. Sheldon
Danley K. Sheldon
Title: Chief Financial Officer
.

CONSENT TO USE OF NAME

Ferrellgas, Inc., a corporation organized under the laws of the State of Delaware, hereby consents to the organization of Ferrellgas, L.P. in the State of Delaware.

IN WITNESS WHEREOF, the said Ferrellgas, Inc. has caused this consent to be executed by its Chief Financial Officer and attested by its assistant secretary, this 19th day of April, 1994.

FERRELLGAS, INC.
By: /s/ Danley K. Sheldon
Danley K. Sheldon
Chief Financial Officer

Attest:
/s/ Rhonda Smiley
Rhonda Smiley
Assistant Secretary

APR 21 '94 11:02

CERTIFICATE OFAMENDMENT OF THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
FERRELLGAS, L.P.

Ferrellgas, L.P. (the "Limited Partnership"), a limited partnership organized and existing pursuant to 6 Del. C. Section 17-101 et seq. (the "Act"), does hereby certify that:

1.	The name of the Limited Partnership is Ferrellgas, L.P.

2.	The Certificate of Limited Partnership of the Limited Partnership is hereby amended pursuant to the Act by changing the name of the Limited Partnership to:
Ferrellgas Partners, L.P.
WHEREFORE, the undersigned has executed this Certificate as of the 21st day of April, 1994.

GENERAL PARTNER:
Ferrellgas, Inc.
By: /s/ Danley K. Sheldon
Danley K. Sheldon
Chief Financial Officer

STATE OF DELAWARE SECRETARY OF STATE
DI VISI ON OF CORPORATI ONS FI LED l l : 30 AM 04/21/1994
944069289 - 2395994

APR 21 '94 11:02

CERTIFICATE OF AMENDMENT OF THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
FERRELLGAS, L.P.

Ferrellgas, L.P. (the "Limited Partnership"), a limited partnership organized and existing pursuant to 6 Del. C. Section 17-101 et seq. (the "Act"), does hereby certify that:

1.	The name of the Limited Partnership is Ferrellgas, L.P.

2.	The Certificate of Limited Partnership of the Limited Partnership is hereby amended pursuant to the Act by changing the name of the Limited Partnership to:
Ferrellgas Partners, L.P.
WHEREFORE, the undersigned has executed this Certificate as of the 21st day of April, 1994.

GENERAL PARTNER:
Ferrellgas, Inc.
By: /s/ Danley K. Sheldon
Danley K. Sheldon
Chief Financial Officer

STATE OF DELAWARE SECRETARY OF STATE
DI VISI ON OF CORPORATI ONS FI LED l l : 30 AM 04/21/1994
944069289 - 2395994